Subordinated Notes and Debentures	9 Months Ended
Jul. 31, 2019
Text block [abstract]
Subordinated Notes and Debentures

NOTE 13: SUBORDINATED NOTES AND DEBENTURES

Issues

On June 25, 2019, the Bank issued $1.75 billion of medium-term notes (non-viability contingent capital (NVCC)) constituting subordinated indebtedness of the Bank (the "Notes"). The Notes will bear interest at a fixed rate of 3.06% per annum (paid semi-annually) until January 26, 2027, and at the three-month Bankers' Acceptance rate plus 1.33% thereafter (paid quarterly) until maturity on January 26, 2032. With the prior approval of OSFI, the Bank may, at its option, redeem the Notes on or after January 26, 2027, in whole or in part, at par plus accrued and unpaid interest. Not more than 60 nor less than 30 days' notice is required to be given to the Notes' holders for such redemptions.